Exhibit 99.2

Monthly Operating Report

CASE NAME:	Kitty Hawk Ground, Inc.
		ACCRUAL BASIS
CASE NUMBER:	07-44537	2008

JUDGE:	Russell F. Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

MONTHLY OPERATING REPORT

MONTH ENDING: January 31, 2008

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/James R. Kupferschmid	Senior VP and Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

James R. Kupferschmid	February 21, 2008
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Jessica L. Wilson	VP and Chief Financial Officer
ORIGINAL SIGNATURE OF PREPARER	TITLE

Jessica L. Wilson	February 21, 2008
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME:	Kitty Hawk Ground, Inc.	ACCRUAL BASIS-1
2008
CASE NUMBER:	07-44537

COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH
		AMOUNT	January 2008	MONTH	MONTH
ASSETS
1.	UNRESTRICTED CASH	$106,914	$123,003
2.	RESTRICTED CASH		$0	$0	$0
3.	TOTAL CASH	$106,914	$123,003	$0	$0
4.	ACCOUNTS RECEIVABLE (NET)	$7,763,152	$1,192,901
5.	INVENTORY		$0	$0	$0
6.	NOTES RECEIVABLE		$0	$0	$0
7.	PREPAID EXPENSES		$854,169
8.	OTHER (ATTACH LIST)	$767,230	$220,181
9.	TOTAL CURRENT ASSETS	$8,637,296	$2,390,254	$0	$0
10.	PROPERTY, PLANT & EQUIPMENT	$1,146,152	$2,291,849
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$0	$914,056
12.	NET PROPERTY, PLANT & EQUIPMENT	$1,146,152	$1,377,793	$0	$0
13.	DUE FROM INSIDERS	$0	$0	$0	$0
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$0	$0	$0	$0
15.	OTHER (ATTACH LIST)	$603,884	$0	$0	$0
16.	TOTAL ASSETS	$10,387,332	$3,768,047	$0	$0
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$780,571
18.	TAXES PAYABLE		$27,895
19.	NOTES PAYABLE		$0	$0	$0
20.	PROFESSIONAL FEES		$0	$0	$0
21.	SECURED DEBT		$0	$0	$0
22.	OTHER (ATTACH LIST)		$18,082,012
23.	TOTAL POSTPETITION LIABILITIES		$18,890,478	$0	$0
PREPETITION LIABILITIES
24.	SECURED DEBT	$17,206,526	$1,064,069
25.	PRIORITY DEBT	$277,316	$0	$0	$0
26.	UNSECURED DEBT	$7,503,343	$7,207,239
27.	OTHER (ATTACH LIST)		$0	$0	$0
28.	TOTAL PREPETITION LIABILITIES	$24,987,185	$8,271,308	$0	$0
29.	TOTAL LIABILITIES	$24,987,185	$27,161,786	$0	$0
EQUITY
30.	PREPETITION OWNERS’ EQUITY	0	$(17,803,179)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(5,590,560)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$0	$0	$0
33.	TOTAL EQUITY	$0	$(23,393,739)	$0	$0
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$24,987,185	$3,768,047	$0	$0

Monthly Operating Report

CASE NAME:	Kitty Hawk Ground, Inc.	ACCRUAL BASIS-2
2008
CASE NUMBER:	07-44537

INCOME STATEMENT

		MONTH	MONTH	MONTH	QUARTER
		January 2008	0	0	TOTAL
REVENUES
1.	GROSS REVENUES	$(2,029)			$(2,029)
2.	LESS: RETURNS & DISCOUNTS	$0	$0	$0	$0
3.	NET REVENUE	$(2,029)	$0	$0	$(2,029)
COST OF GOODS SOLD
4.	MATERIAL	$0	$0	$0	$0
5.	DIRECT LABOR	$0	$0	$0	$0
6.	DIRECT OVERHEAD	$0	$0	$0	$0
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$(2,029)	$0	$0	$(2,029)
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$0			$0
10.	SELLING & MARKETING	$0	$0	$0	$0
11.	GENERAL & ADMINISTRATIVE	$374,955			$374,955
12.	RENT & LEASE	$25,309			$25,309
13.	OTHER (ATTACH LIST)	$(119,152)			$(119,152)
14.	TOTAL OPERATING EXPENSES	$281,112	$0	$0	$281,112
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(283,141)	$0	$0	$(283,141)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)	$505			$505
17.	NON-OPERATING EXPENSE (ATT. LIST)	$445,711			$445,711
18.	INTEREST EXPENSE	$0			$0
19.	DEPRECIATION / DEPLETION	$28,486			$28,486
20.	AMORTIZATION	$0			$0
21.	OTHER (ATTACH LIST)	$0	$0	$0	$0
22.	NET OTHER INCOME & EXPENSES	$473,692	$0	$0	$473,692
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$0	$0	$0	$0
24.	U.S. TRUSTEE FEES	$0	$0		$0
25.	OTHER (ATTACH LIST)	$0	$0	$0	$0
26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
27.	INCOME TAX	$0	$0	$0	$0
28.	NET PROFIT (LOSS)	$(756,833)	$0	$0	$(756,833)

Monthly Operating Report

CASE NAME:	Kitty Hawk Ground, Inc.	ACCRUAL BASIS-3
2008
CASE NUMBER:	07-44537

		MONTH	MONTH	MONTH	QUARTER
		January 2008	0	0	TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH - BEGINNING OF MONTH	$68,770			$68,770
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0	$0	$0	$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$1,205,023			$1,205,023
4.	POSTPETITION	$0	$0	$0	$0
5.	TOTAL OPERATING RECEIPTS	$1,205,023	$0	$0	$1,205,023
NON - OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$0	$0	$0	$0
7.	SALE OF ASSETS	$0	$0	$0	$0
8.	OTHER (ATTACH LIST)	$(1,150,790)			$(1,150,790)
9.	TOTAL NON-OPERATING RECEIPTS	$(1,150,790)	$0	$0	$(1,150,790)
10.	TOTAL RECEIPTS	$54,233	$0	$0	$54,233
11.	TOTAL CASH AVAILABLE	$123,003	$0	$0	$123,003
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$0	$0	$0	$0
13.	PAYROLL TAXES PAID	$0	$0	$0	$0
14.	SALES, USE & OTHER TAXES PAID	$0	$0	$0	$0
15.	SECURED / RENTAL / LEASES	$0	$0	$0	$0
16.	UTILITIES	$0	$0	$0	$0
17.	INSURANCE	$0	$0	$0	$0
18.	INVENTORY PURCHASES	$0	$0	$0	$0
19.	VEHICLE EXPENSES	$0	$0	$0	$0
20.	TRAVEL	$0	$0	$0	$0
21.	ENTERTAINMENT	$0	$0	$0	$0
22.	REPAIRS & MAINTENANCE	$0	$0	$0	$0
23.	SUPPLIES	$0	$0	$0	$0
24.	ADVERTISING	$0	$0	$0	$0
25.	OTHER (ATTACH LIST)	$0	$0	$0	$0
26.	TOTAL OPERATING DISBURSEMENTS	$0	$0	$0	$0
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$0	$0	$0	$0
28.	U.S. TRUSTEE FEES	$0	$0	$0	$0
29.	OTHER (ATTACH LIST)	$0	$0	$0	$0
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$0	$0	$0	$0
32.	NET CASH FLOW	$54,233	$0	$0	$54,233
33.	CASH - END OF MONTH	$123,003	$0	$0	$123,003

Monthly Operating Report

CASE NAME:	Kitty Hawk Ground, Inc.	ACCRUAL BASIS-4
2008
CASE NUMBER:	07-44537

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	January 2008	0	0
ACCOUNTS RECEIVABLE AGING
1.	0-30		$(26,011)
2.	31-60		$3,644
3.	61-90		$8,131
4.	91+		$1,302,864
5.	TOTAL ACCOUNTS RECEIVABLE	$7,763,152	$1,288,628	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$0	$48,193
7.	ACCOUNTS RECEIVABLE (NET)	$7,763,152	$1,240,435	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	January 2008

		0-30	31-60	61-90	91+
		DAYS	DAYS	DAYS	DAYS	TOTAL
TAXES PAYABLE
1.	FEDERALR	$0	$0	$0	$0	$0
2.	STATE	$0	$0	$0	$0	$0
3.	LOCAL	$0	$0	$0	$0	$0
4.	OTHER (ATTACH LIST)	$0	$960	$0	$26,935	$27,895
5.	TOTAL TAXES PAYABLE	$0	$960	$0	$26,935	$27,895

6.	ACCOUNTS PAYABLE	$(85,135)	$51,189	$564,555	$249,962	$780,571

STATUS OF POSTPETITION TAXES	MONTH:	January 2008

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
		LIABILITY*	OR ACCRUED	PAID	LIABILITY
FEDERAL
1.	WITHHOLDING**	$0	$0	$0	$0
2.	FICA-EMPLOYEE**	$0	$0	$0	$0
3.	FICA-EMPLOYER**	$0	$0	$0	$0
4.	UNEMPLOYMENT	$0	$0	$0	$0
5.	INCOME	$0	$0	$0	$0
6.	OTHER (ATTACH LIST)	$0	$0	$0	$0
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING	$0	$0	$0	$0
9.	SALES	$0	$0	$0	$0
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$0	$0	$0	$0
12.	REAL PROPERTY	$0	$0	$0	$0
13.	PERSONAL PROPERTY	$0	$0	$0	$0
14.	OTHER (ATTACH LIST)	$0	$0	$0	$0
15.	TOTAL STATE & LOCAL	$0	$0	$0	$0
16.	TOTAL TAXES	$0	$0	$0	$0

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME:	Kitty Hawk Ground, Inc.	ACCRUAL BASIS-5
2008
CASE NUMBER:	07-44537

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH:	January 2008

		Account #1	Account #2	Account #3	TOTAL
BANK RECONCILIATIONS
A.	BANK:	Capital One	N/A	N/A
B.	ACCOUNT NUMBER:	3620477825
C.	PURPOSE (TYPE):	Depository
1.	BALANCE PER BANK STATEMENT	$123,086			$123,086
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$0			$0
3.	SUBTRACT: OUTSTANDING CHECKS	$0			$0
4.	OTHER RECONCILING ITEMS	$(83)			$(83)
5.	MONTH END BALANCE PER BOOKS	$123,003	$0	$0	$123,003
6.	NUMBER OF LAST CHECK WRITTEN	None

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
		PURCHASE	INSTRUMENT	PRICE	VALUE
BANK, ACCOUNT NAME & NUMBER
7.	N/A
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH
12.	CURRENCY ON HAND	$0

13.	TOTAL CASH - END OF MONTH	$123,003

Monthly Operating Report

CASE NAME:	Kitty Hawk Ground, Inc.	ACCRUAL BASIS-6
2008
CASE NUMBER:	07-44537

MONTH:	January 2008

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

	TYPE OF	AMOUNT	TOTAL PAID
NAME	PAYMENT	PAID	TO DATE
1. Gary Jensen	Salary, Expense Reports	$0	$34,027
2. Mark Lasky	Salary, Expense Reports	$0	$12,078
3. Dan Yongue	Salary, Expense Reports	$0	$25,292
4.
5.
6. TOTAL PAYMENTS TO INSIDERS		$0	$71,397

PROFESSIONALS

		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME		PAYMENT	APPROVED	PAID	TO DATE	& UNPAID*
1.	See Case #07-44536, Kitty Hawk, Inc.
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

*      INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	AICCO, cancelled during 12/07	$106,001	$0	$212,002
2.	Crown Credit, cancelled during 12/07	$12,474	$0	$24,948
3.	Other Facility leases cancelled 11/07
4.
5.
6.	TOTAL	$118,475	$0	$236,950

Monthly Operating Report

CASE NAME:	Kitty Hawk Ground, Inc.	ACCRUAL BASIS-7
2008
CASE NUMBER:	07-44537

MONTH:	January 2008

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?	X
8	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?	X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

1 - Four vehicles sold pursuant to court order; additional assets written off due to abandonment when outstations closed.

7, 8, 10 - due to operation shut down, DIP order did not allow payment of expenditures between 10/15 and 10/29 until DIP lender paid in full; payments on post petition liabilties have resumed during 1/08 and should be brought current during 2/08

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?		X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?		X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

See summary of policies below for status.

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
Cargo Liability	The Hanover Insurance Group	6/1/07 - 5/31/08	$49,538.50 Annual - paid in full
General Liability	Chubb	6/1/07 - 5/31/08	$45,004 Annual - paid in full
Commerical Umbrella	Lexington	6/1/07 - 5/31/08 cancelled	$48,684.11, monthly financed
Auto Physical Damage	Lloyd’s of London	6/1/07 - 5/31/08	$14,000 (est), monthly
Workers Compensation	American Home Assurance	6/1/07 - 5/31/08 cancelled	$57,316.96, monthly financed
Business Auto	American Home Assurance	6/1/07 - 5/31/08	$42,259 Annual - paid in full
Trucker Liability	American Home Assurance	6/1/07 - 5/31/08 cancelled	$63,829, monthly

Footnotes Supplement

CASE NAME:	Kitty Hawk Ground, Inc.	ACCRUAL BASIS
2008
CASE NUMBER:	07-44537

MONTH:	January 2008

Accrual Basis	Line
Form Number	Number	Footnote/Explanation
2	17

Other expense includes an accrual for $332,871 related to a draw on the Navistar Leasing Letter of Credit ($408,322.50) less the amount of accounts payable outstanding. Claim/rejection has not been reconciled with the amount of the draw.

3	8	All available cash received into each subsidiary cash account is transferred to Kitty Hawk, Inc. (Case #07-44536)

3	31	All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. disbursement accounts (Case #07-44536)

4	6	All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed down to Inc.’s subsidiaries as deemed necessary. (Case #07-44536)

6	Secured Notes

AICCO finance agreement was cancelled when underlying insurance policies were cancelled; pending Stipulation with Court; Crown Credit - all forklifts were returned mid November 2007, waiting final administrative claim to make payment

3	15

Cash receipts collected was automatically transferred to Laurus Master Fund to paydown revolver until paid in full on 12/07; afterwards, cash receiptstranferred directly to Kitty Hawk, Inc. (Case #07-44536)

4	AR - 7	Total Accounts Receivable does not agree to Accrual Basis - 1, line 4 due to Unapplied cash at the end of the reporting cycle, not included on the AR aging, $42,370 and Accrued AR, $5,164

4	Payroll Taxes	There were no employees for Kitty Hawk Ground, Inc. during this reporting period, therefore, there are no payroll tax liabilities or payments reported.

Case Name:	Kitty Hawk Ground, Inc.

Case Number:	07-44537

Details of Other Items

		January 2008
ACCRUAL BASIS - 1

8.	OTHER (ATTACH LIST)	220,181	Reported
	A/R - Clearing	5,931
	A/R - 401(k)	(119)
	A/R - Owner/Operator	8,540
	A/R - Employees	3,488
	A/R - Payroll Advance	(101)
	A/R - Other	7,067
	Deposits	195,375

		220,181	Detail
		0	Difference

22.	OTHER (ATTACH LIST)	18,082,012	Reported
	General Accrued AP	849,819
	Intercompany Payables	17,237,204
	A/P - Clearing	1,002
	Accrued Wages	(5,575)
	Accrued 401(k) contribution	(438)

		18,082,012	Detail
		0	Difference

ACCRUAL BASIS - 2

13.	OTHER OPERATING EXPENSE	(119,152)	Reported
	Trucking expense	(84,051)
	Driver Wages	200
	Fuel	(2,510)
	Truck Maintenance	10,330
	Freight Handling Contract Costs	(36,515)
	Equipment Lease	(967)
	Other support	(5,639)

		(119,152)	Detail
		0	Difference

16.	NON-OPERATING INCOME (ATT. LIST)	505	Reported
	Other Income	113
	Interest income	392

		505	Detail
		0	Difference

17.	NON-OPERATING EXPENSE (ATT. LIST)	445,711	Reported
	Lease rejection accrual	332,871
	Net Loss on Disposal of Assets	112,840

		445,711	Detail
		0	Difference

ACCRUAL BASIS - 3

8.	OTHER (ATTACH LIST)	(1,150,790)	Reported
Transfer to Kitty Hawk, Inc. (Case 07-44536)		(1,150,790)

		(1,150,790)	Detail
		0	Difference

ACCRUAL BASIS - 4

Aging of Post-petition Taxes		27,895	Reported
Accrued franchise taxes		960
O/O Fuel Tax		2,100
Fuel Tax		24,835

		27,895	Detail
		0	Difference